                                                                    EXHIBIT 10.5

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH IT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND NO TRANSFER OF THIS WARRANT OR THE SECURITIES ISSUABLE UPON ITS EXERCISE MAY BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS OR THE AVAILABILITY OF EXEMPTIONS FROM THE REGISTRATION PROVISIONS THEREOF. MOREOVER, THIS WARRANT AND THE SECURITIES FOR WHICH IT IS EXERCISABLE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER RESTRICTIONS SET FORTH IN A TAG-ALONG, TRANSFER RESTRICTION AND BRING-ALONG AGREEMENT DATED AS OF NOVEMBER 28, 1995, AS AMENDED (WHICH AGREEMENT IS ON FILE WITH THE COMPANY'S SECRETARY).

                           NEW ENGLAND AUDIO CO., INC.
Dated as of May 30, 1997                                      Certificate No. 4

                             STOCK PURCHASE WARRANT
                         159,950 Shares of Common Stock

     This is to certify that, for value received, EXETER VENTURE LENDERS, L.P. (the "Initial Holder"), its registered successors and assigns, is entitled upon the due exercise hereof to purchase (subject to adjustment as provided in the Purchase Agreement) 159,950 shares of the Common Stock, no par value (such stock, together with such other securities or properties as may be issued upon the exercise hereof, being referred to herein as the "Stock"), of New England Audio Co., Inc., a Massachusetts corporation (the "Company"), for the price of $.001 per share (the "Exercise Price") and to exercise the other rights, powers and privileges provided for herein, all upon the terms and subject to the conditions specified herein.

     1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in that certain Warrant Purchase Agreement dated as of May 30, 1997 between the Company, the Initial Holder and certain other parties (the "Purchase Agreement") unless the context otherwise requires.

     2. EXERCISE. This Warrant may be exercised by the registered Holder hereof at any time during the period commencing on the date hereof and ending at 5:00 p.m., Boston, Massachusetts time on the Expiration Date specified in Paragraph 9 by surrender of this Warrant at the Company's principal offices at 40 Hudson Road,




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Canton, Massachusetts 02021 (or such other address as the Company may advise the
Holder by notice given in the manner provided in the Purchase Agreement), with the form of election to subscribe attached hereto as ANNEX A duly executed and upon tender to the Company of the Exercise Price. Upon the date the Company receives all of the foregoing from the Holder this Warrant shall be deemed to have been exercised and the Holder exercising the same to have become a holder of record of shares of Stock purchased hereunder for all purposes and certificates for such shares shall be delivered. to such Holder or its transferee within a reasonable time (not exceeding ten business days) after this Warrant shall have been exercised. If an exercise of this Warrant is for less than all of the Stock then, concurrently with its delivery of such certificates, the Company shall deliver to such Holder (or, so long as such Holder has also complied with Paragraph 6, its transferee) a new warrant or warrants which shall be of like tenor and date as this Warrant and shall represent in the aggregate the right to subscribe for and purchase the remaining number of shares which may be subscribed for and purchased hereunder.

     3. PAYMENT OF EXERCISE PRICE. Upon any exercise of this Warrant the Exercise Price may be paid, in the sole discretion of the Holder, by (a) tendering the same to the Company in cash, (b) setting-off the same against any debt owed by the Company to the Holder or (c) tendering to the Company such number of shares of Stock issuable upon the exercise of this Warrant as have a value equal to the Exercise Price. If the Holder shall choose option (b) or (c) above then, in lieu of tendering the Exercise Price upon the exercise this Warrant, it shall tender to the Company a notice specifying the manner in which it has elected to pay the Exercise Price.

     4. TAXES. If any tax (other than income tax) is payable b.y the Holder by reason of the issuance of any certificates representing Stock, such tax shall be paid by the Company; provided, that the Company shall not be required to pay any tax which may be payable in respect of the issuance of any such certificate in a name other than that of the registered Holder of this Warrant, and the Company shall not be required to issue any such certificate in a name other than such Holder's unless and until any tax payable by reason of such issuance has been paid.

     5. WARRANT REGISTER. The Company shall at all times while any portion of this Warrant remains outstanding and exercisable keep and maintain at its principal office a register (the "Warrant Register") in which the registration, transfer and exchange of this Warrant shall be recorded. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise, transfer or exchange of this Warrant. If at any time the Company shall appoint an agent (the "Warrant Agent") to maintain such register, the Company shall promptly give notice in the manner provided in the Purchase Agreement to the registered Holder hereof of the name of such Warrant Agent and of the place or places at which this Warrant may be presented for transfer, exchange or exercise. The terms of the agreement between the Company and any


                                      -2-
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Warrant Agent at any time in effect will be in conformity with the terms of this
Warrant and the Purchase Agreement.

     6. TRANSFER. Subject to compliance with applicable securities laws and with the restrictions on transfer set forth in the Tag-Along, Transfer Restriction and Bring-Along Agreement among the Company and certain of its shareholders, as amended, this Warrant and all rights hereunder are transferable on the books of the Company by the registered Holder hereof in person or by duly authorized attorney upon surrender of this Warrant at the address set forth in Paragraph 2, together with the form of transfer authorization attached hereto as ANNEX B duly executed. Absent any such transfer, the Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     7. EXCHANGE. This Warrant is exchangeable, upon the surrender hereof by the Holder at the address set forth in Paragraph 2 together with the form of exchange authorization attached hereto as ANNEX C duly executed, for new warrants in such denominations as the Holder shall designate at the time of surrender for exchange (but not for less than 10% of the shares of Stock for which this Warrant is originally exercisable), which new warrants shall be of like tenor and date and shall represent in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder.

     8. LOST, STOLEN, MUTILATED, OR DESTROYED WARRANTS. If this Warrant shall become lost, stolen, mutilated or destroyed the Company shall issue a new warrant of like denomination, tenor and date as this Warrant upon its receipt from the Holder of reasonably satisfactory evidence of such event and assurances that the Holder will indemnify the Company on account of any loss incurred by the Company which is occasioned by such event. Any such new warrant shall constitute an original contractual obligation of the Company whether or not the allegedly lost, stolen, mutilated or destroyed warrant shall be at any time enforceable by anyone.

     9. EXPIRATION. This Warrant shall expire and be of no further force and effect on the date (the "Expiration Date") which is the earlier to occur of (a) the date when the Company has fully complied with Paragraph 2 hereof, in the event of a complete exercise hereof or (b) the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the fourth anniversary of the date on which Senior Subordinate Promissory Notes issued under the Note Purchase Agreement have been paid in full.

     10. MANDATORY EXERCISE. Notwithstanding any other provision hereof, the Holder shall, upon the request of the Company, fully exercise this Warrant concurrently with the closing of a Qualified Public Offering.


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     11. WARRANT PURCHASE AGREEMENT. The terms of the Purchase Agreement, as they relate to this Warrant, are incorporated by reference in this Warrant as fully as if the same were set forth herein.

     12. APPLICABLE LAW. The validity, interpretation and performance of this Warrant shall be governed by the laws of the Commonwealth of Massachusetts.

     13. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Holder.

     14. NOTICES. All notices and other correspondence which is required or may be given hereunder shall be given in the manner and to the addresses specified in the Purchase Agreement.

     15. PRIOR WARRANT. This Warrant and a warrant of like date and amount issued to Exeter Equity Partners, L.P. are being issued in exchange for the Company's Stock Purchase Warrant No. 3 dated May 30, 1997 issued to Exeter Venture Lenders, L.P. and giving it the right to acquire 319,900 shares of the Company's common stock.

     WITNESS the due execution of this Stock Purchase Warrant as of the date first written above with the intent to be legally bound.


                                       NEW ENGLAND AUDIO CO., INC.

                                       By: Jeffrey S. Stone
                                           -------------------------------------

                                       Title: President
                                             -----------------------------------



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                                                                         ANNEX A
                                                                      to Warrant

         [SUBSCRIPTION FORM TO BE EXECUTED UPON EXERCISE OF THE WARRANT]

     The undersigned registered holder of the within Warrant hereby
(1) subscribes for ___________________ shares which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes the full cash payment therefor called for by the within Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:


                                        ----------------------------------------
                                                          (Name)

                                        Signature:
                                                  ------------------------------

                                        Dated:
                                               ---------------------------------


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                                                                         ANNEX B
                                                                      to Warrant

              [TO BE EXECUTED TO EFFECT A TRANSFER OF THE WARRANT]

     FOR VALUE RECEIVED _____________________________________ hereby sells, assigns, and transfers unto ___________________________________________________
the right to purchase _________________ shares evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ________________________ to transfer such right on the books of Company, with full power of substitution.





                                        ----------------------------------------
                                                          (Name)

                                        Signature:
                                                  ------------------------------

                                        Dated:
                                               ---------------------------------



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                                                                         ANNEX C
                                                                      to Warrant

              [TO BE EXECUTED TO EFFECT AN EXCHANGE OF THE WARRANT]

     The undersigned registered holder of the within Warrant hereby directs the Company to exchange said Warrant for like warrants in the following denominations: ____________________________.





                                        ----------------------------------------
                                                          (Name)

                                        Signature:
                                                  ------------------------------

                                        Dated:
                                               ---------------------------------